[front cover]

[graphic: background photo of prospectus page, in the shape of a square. Words overlaid: VALUE, CONSISTENCY, OBJECTIVITY, GROWTH]

 ............................................

[logo:    LIBERTY
       ALL[Star]STAR
       -------------
        EQUITY FUND]

A N N U A L   R E P O R T   1 9 9 8

[inside front cover]

[logo:    LIBERTY
       ALL[Star]STAR
       -------------
        EQUITY FUND]
--------------------------------------------------------------------------------

Why should the benefits of institutional-like investing be reserved for institutions?

ONE OF THE MOST THOROUGH, SOPHISTICATED, DELIBERATE FORMS OF INVESTMENT MANAGEMENT IS THAT PROVIDED ON BEHALF OF MAJOR INSTITUTIONS, INCLUDING LARGE CORPORATE PENSION PLANS, MAJOR FOUNDATIONS AND UNIVERSITY ENDOWMENT FUNDS. ALTOGETHER, THEIR ASSETS EXCEED $7 TRILLION IN THE UNITED STATES ALONE.

IN LATE 1986, LIBERTY ALL-STAR EQUITY FUND ("ALL-STAR" OR THE "FUND") WAS FORMED SPECIFICALLY TO BRING THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING TO YOU, THE INDIVIDUAL INVESTOR.

GENERALLY SPEAKING, THE INSTITUTIONAL INVESTING PROCESS IS CHARACTERIZED BY THE STRATEGIC ALLOCATION OF ASSETS TO MULTIPLE MANAGERS WHO PRACTICE DIFFERENT INVESTING STYLES. CAREFULLY SELECTED TO MEET SPECIFIC INVESTMENT OBJECTIVES, THE MANAGERS ARE RIGOROUSLY MONITORED. SHOULD THEY FAIL TO MEET THE PERFORMANCE OBJECTIVES SET OUT FOR THEM, THEY ARE REPLACED BY THOSE WHO CAN.

LIBERTY ASSET MANAGEMENT COMPANY ("LAMCO") HAS ADAPTED THIS PROCESS TO DEVELOP A SPECIFIC INVESTMENT PROGRAM FOR ALL-STAR. A MORE DETAILED DESCRIPTION OF THIS PROGRAM IS CONTAINED ON PAGES 6 THROUGH 9.

IF THERE'S ONE THING THIS TYPE OF INVESTING CAN BE COUNTED ON TO DELIVER, IT'S CONSISTENT RESULTS. AND OUR GOALS FOR ALL-STAR HAVE ALWAYS BEEN
BETTER-THAN-AVERAGE LONG-TERM RETURNS AND BETTER-THAN-AVERAGE CONSISTENCY, COMPARED WITH OTHER MAJOR GROWTH AND INCOME FUNDS.

ON THIS TWELFTH ANNIVERSARY OF ALL-STAR, WE RENEW OUR COMMITMENT TO BRING TO THE FUND THE BEST APPLICABLE INSTITUTIONAL INVESTMENT MANAGEMENT PRACTICES AS THEY CONTINUE TO EVOLVE.

LIBERTY ASSET MANAGEMENT COMPANY

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                        1998 Annual Report Fund Manager's Letter

To Our Fellow Shareholders:                                        February 1999

     The net asset value (NAV) of a common share of the Fund increased from $12.26 on September 30, 1998, to $14.22 on December 31, 1998, after deducting the distribution of 34 cents declared during the quarter. The market price of a share of the Fund traded in a range from $10.00 to $13.125 before closing the quarter at $12.938. The ending price represented a discount to NAV of 9.0 percent compared with a discount to NAV of 5.2 percent on September 30, 1998. Key investment results and comparisons are noted below.

     As the table shows, the Fund's net asset value increased 19.2 percent during the fourth quarter, which compares with the increases of 17.8 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 21.3 percent and 17.6 percent for the S&P 500 Index and Dow Jones Industrial Average, respectively. For the full year, the Fund's net asset value was up 19.8 percent compared with increases of 15.6 percent for the Lipper Growth & Income Mutual Fund Average and 28.6 percent and 18.1 percent for the S&P 500 and the Dow Jones, respectively.

=====================================================================================
                                               Fourth Quarter         Full Year
-------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:
  Shares Valued at Net Asset Value                19.2%                 19.8%

  Shares Valued at Market Price
  With Dividends Reinvested                       14.3%                  9.1%

  Fund's Closing Price Range                $12.938 to $10.563     $14.50 to $10.50

  Fund's (Discount)/Premium Range            (9.2%) to (3.7%)       (9.2)% to 2.5%

Lipper Growth & Income Mutual Fund Average         17.8%                 15.6%

S&P 500 Stock Index                                21.3%                 28.6%

Dow Jones Industrial Average                       17.6%                 18.1%

Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average
are total returns, which include income, after deduction of fees and other operating expenses. The Fund's market price reinvested returns assume the exercise of all primary subscription rights in the recent rights offering.
Figures shown for the unmanaged S&P 500 Index and Dow Jones Industrial Average are total returns including income.
=====================================================================================


                                    ---[1]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
1998 Annual Report Fund Manager's Letter

     The stock market, as measured by the S&P 500, rose 21.3 percent during the fourth quarter. That gain not only reversed all of the decline experienced in the third quarter, but also ranked as the second largest quarterly return for that index in more than 50 years, eclipsed only by the 22.9 percent rise in the first quarter of 1975. The sharp rebound in stock prices as the year came to a close also enabled that index to post an unprecedented fourth consecutive year of gains in excess of 20 percent. A deeper analysis of the results, however, shows that most stocks did not perform as well as the capitalization-weighted S&P 500 Index would suggest.

     During most of the year investors were willing to pay greater premiums for earnings visibility in an effort to avoid negative earnings surprises as profit growth slowed. In fact, most of the gain in the S&P 500 for the year was attributable to multiple expansion in the very large growth stocks, where earnings shortfalls were least likely to occur. The 20 largest growth stocks in the S&P 500 accounted for more than half of the gain in that index. Those same stocks now comprise over one-third of its capitalization, a dominance which has not been seen since 1973.

     Another way to assess how large stocks influence a capitalization-weighted index like the S&P 500 is to compare performance on an equal-weighted basis. By doing that, each stock regardless of size has equal representation. The S&P 500 on an equal-weighted basis returned 12.8 percent for 1998, which was an extraordinary 15.8 percent less than when calculated by market capitalization. The chart that follows illustrates how the equal- and capitalization-weighted S&P 500 indices have performed since the start of this bull market in 1982.

[bar chart]
                S&P 500 Equal-Weighted vs. S&P 500 Cap-Weighted
              Calendar Year Performance Through December 31, 1998

S&P Equal-Weighted Outperformed

                                 82          10.1%
                                 83           8.1%
                                 84           0.1%
                                 85          -0.6%
                                 86          -1.0%
                                 87           0.1%
                                 88           3.9%
                                 89          -5.4%
                                 90          -8.8%
                                 91           4.9%
                                 92           7.1%
                                 93           4.8%
                                 94           0.8%
                                 95          -4.1%
                                 96          -3.9%
                                 97          -4.4%
                                 98         -15.8%

S&P Cap-Weighted Outperformed
[end bar chart]


                                    ---[2]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                        1998 Annual Report Fund Manager's Letter

     The influence of the very large stocks in the S&P 500 was even more dramatic during the second half of the year. When we last showed this comparison in the Fund's 1998 semi-annual report, the capitalization-weighted index had outperformed by 5.7 percent during the first half of the year. As you can see from this chart, that advantage widened considerably during this year's volatile second half. Most active managers, like those in your Fund, pursue more of an equal-weighted strategy to avoid undue concentration. Therefore, they tended to outperform the capitalization-weighted index during periods like 1982-83 and 1991-94, when the market was not being dominated by a narrow group of stocks. As you can see from the chart, and if history is any guide, it would be unusual for present conditions to persist much longer.

     In addition to our traditional Manager Roundtable that begins on page 16, we have included an interview with John Carberry, Chairman of the Fund's Board of Trustees, and William Parmentier, President of Liberty Asset Management Company. We encourage you to read this interview, which provides insights into multi-management as an investment strategy and how LAMCO has implemented that strategy for individual investors.

     Thank you for your continuing support of the Fund.

Sincerely,

/s/ Richard R. Christensen                     /s/ William R. Parmentier, Jr.
Richard R. Christensen                         William R. Parmentier, Jr.
President, Liberty All-Star Equity Fund        Chief Investment Officer, Liberty All-Star Equity Fund
Chairman, Liberty Asset Management Company     President, Liberty Asset Management Company


                                    ---[3]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Shareholders' Investment Growth
As of December 31, 1998

[mountain chart]

                                      Net Asset Value        Additional
                                    of Shares Acquired       Investments
                 Net Asset Value     Through Dividend       Made Through
                  of One Share         Reinvestment       Rights Offerings
1987                 10.17                10.17                10.17
                     10.87                10.87                10.87
                     10.03                11.09                11.09
                     10.72                10.77                10.77
                     10.81                10.86                10.86
                     11.23                11.32                11.32
                     11.73                11.82                11.82
                     11.6                 12.39                12.39
                     10.87                11.94                11.94
                      8.31                 9.12                 9.12
                      7.58                 8.32                 8.32
                      7.9                  9.01                 9.01
1988                  8.29                 9.45                 9.45
                      8.64                 9.85                 9.85
                      8.29                 9.51                 9.51
                      8.3                  9.52                 9.52
                      8.26                 9.47                 9.47
                      8.43                 9.95                 9.95
                      8.33                 9.83                 9.83
                      8.12                 9.58                 9.58
                      8.28                10.05                10.05
                      8.43                10.23                10.23
                      8.3                 10.08                10.08
                      8.29                10.34                10.34
1989                  8.83                11.01                11.01
                      8.67                10.81                10.81
                      8.6                 11.03                11.03
                      9.01                11.56                11.56
                      9.4                 12.06                12.06
                      9.07                12                   12
                      9.81                12.98                12.98
                     10.03                13.27                13.27
                      9.82                13.38                13.38
                      9.61                13.1                 13.1
                      9.72                13.25                13.25
                      9.58                13.44                13.44
1990                  9.02                12.66                12.66
                      9.11                12.78                12.78
                      9.14                13.18                13.18
                      9                   12.98                12.98
                      9.92                14.3                 14.3
                      9.72                14.42                14.42
                      9.69                14.38                14.38
                      8.91                13.22                13.22
                      8.23                12.59                12.59
                      8.21                12.56                12.56
                      8.77                13.42                13.42
                      8.92                14.01                14.01
1991                  9.37                14.72                14.72
                     10.04                15.77                15.77
                     10.18                16.42                16.42
                     10.11                16.31                16.31
                     10.62                17.13                17.13
                      9.87                16.33                16.33
                     10.35                17.13                17.13
                     10.39                17.65                17.65
                     10.33                17.55                17.55
                     10.52                17.87                17.87
                      9.92                17.28                17.28
                     11.2                 19.51                19.51
1992                 11                   19.16                19.16
                     10.77                19.25                19.25
                     10.56                18.87                18.87
                     10.66                19.05                20.96
                     10.76                19.23                21.15
                     10.23                18.77                20.65
                     10.69                19.59                21.56
                     10.21                19.18                21.11
                     10.45                19.64                21.61
                     10.55                19.82                21.82
                     10.68                20.57                22.64
                     10.78                20.76                22.85
1993                 10.86                20.92                23.02
                     10.7                 20.61                22.68
                     10.75                21.23                23.37
                     10.42                20.58                22.65
                     10.52                21.29                23.44
                     10.56                21.37                23.53
                     10.54                21.33                23.48
                     10.73                22.26                24.52
                     10.79                22.39                24.66
                     10.84                22.49                26.27
                     10.34                22                   25.69
                     10.4                 22.48                26.25
1994                 10.77                23.28                27.18
                     10.34                22.91                26.75
                      9.85                21.83                25.48
                      9.93                22                   25.69
                      9.8                 22.26                25.98
                      9.48                21.53                25.13
                      9.78                22.21                25.93
                      9.99                23.28                27.17
                      9.69                22.58                27.86
                      9.86                22.97                28.35
                      9.17                21.97                27.11
                      9.26                22.19                27.79
1995                  9.4                 22.52                26.75
                      9.49                23.31                28.78
                      9.83                24.14                29.78
                      9.98                24.51                30.24
                     10.13                25.49                31.44
                     10.53                26.49                32.69
                     10.95                27.55                33.99
                     10.74                27.73                34.21
                     11.05                28.53                35.19
                     10.93                28.22                34.81
                     11.04                29.23                36.07
                     11.03                29.21                36.04
1996                 11.39                30.16                37.21
                     11.57                30.64                37.8
                     11.42                31.01                38.26
                     11.65                31.63                39.03
                     11.62                32.42                40.01
                     11.53                32.17                39.7
                     10.88                30.36                37.46
                     10.98                31.41                37.5
                     11.71                33.5                 38.5
                     11.88                33.99                41.94
                     12.35                36.31                44.81
                     11.95                35.54                43.86
1997                 12.65                37.62                46.43
                     12.55                37.32                46.06
                     11.73                35.81                44.19
                     12.19                37.22                45.92
                     12.77                39.96                49.3
                     13.31                41.65                51.39
                     14.29                44.71                55.17
                     13.34                42.81                52.83
                     14.01                44.96                55.48
                     13.51                43.35                53.5
                     13.52                44.49                54.92
                     13.32                45.02                55.57
1998                 13.3                 44.95                55.49
                     14.4                 48.67                60.08
                     14.8                 51.24                63.26
                     14.93                51.64                63.77
                     14.05                48.6                 60.01            ____
                     14.42                51.29                65.83            | To evaluate your
                     14.12                50.22                61.63            | investment in
                     11.46                41.96                49.33            | All-Star, these
                     12.26                44.88                57.6             | values should be
                     13.1                 47.96                61.64            | used. Each shows how
                     13.39                50.35                64.61            | your investment has
                     14.22                53.47                68.61            | fared by keeping
                    |____|                |_________________________|           | distributions at
           ___         |                               |                        | work in the Fund.
This is the  |         |                               |                        | The upper value
net asset    |----------                               -------------------------| includes additional
value of one |                                                                  | investments made
share of     |                                                                  | through rights
All-Star as  |                                                                  | offerings in 1992,
of 12/31/98. |                                                                  | 1993, 1994 and 1998.
          ----                                                                  ----

[end mountain chart]

     Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan whereby distributions are automatically invested in additional shares of the Fund. In addition, four rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held; and the one in April 1998 allowed investors to acquire one share at $12.83 for every 20 shares held.

     As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $68.61 (4.825 shares times the current $14.22 net asset value per share) and a market price value of $62.42 (4.825 shares times the current $12.938 market price per share). Excluding the rights offerings shares, an original share has grown to 3.760 shares. Thus, the original share has grown to a net asset value of $53.47 (3.760 shares times the current $14.22 net asset value per share) and a market price value of $48.65 (3.760 shares times the current $12.938 market price per share).


                                    ---[4]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                     A Table of Per-Share Values, Distributions and Reinvestment
                                                      Since All-Star's Inception

                                               Shares      Shares                                            Market         Total
                      Shares        Per       Purchased   Acquired     Shares        NAV(1)       Total     Price Per      Market
                     Owned At      Share       Through      Through     Owned       Per Share    NAV Of     Share At      Price Of
                     Beginning    Distri-   Reinvestment    Rights     At End        At End      Shares       End          Shares
Year                  Of Year     butions      Program     Offering    Of Year       Of Year      Owned      Of Year        Owned
------------------------------------------------------------------------------------------------------------------------------------
1987                   1.000      $1.18        .140          --         1.140        $7.90        $9.01      $6.00         $6.84
------------------------------------------------------------------------------------------------------------------------------------
1988                   1.140       0.64        .107          --         1.247         8.29        10.34       7.25          9.04
------------------------------------------------------------------------------------------------------------------------------------
1989                   1.247       0.95        .156          --         1.403         9.58        13.44       8.25         11.57
------------------------------------------------------------------------------------------------------------------------------------
1990                   1.403       0.90        .167          --         1.570         8.92        14.00       7.75         12.17
------------------------------------------------------------------------------------------------------------------------------------
1991                   1.570       1.02        .171          --         1.741        11.20        19.50      10.75         18.72
------------------------------------------------------------------------------------------------------------------------------------
1992                   1.741       1.07        .199       0.179(2)      2.119        10.78        22.84      11.125        23.57
------------------------------------------------------------------------------------------------------------------------------------
1993                   2.119       1.25(3)     .266       0.138(2)      2.523        10.40        26.24      11.125        28.07
------------------------------------------------------------------------------------------------------------------------------------
1994                   2.523       1.00        .277       0.155(2)      2.955         9.26        27.36       8.50         25.12
------------------------------------------------------------------------------------------------------------------------------------
1995                   2.955       1.04        .310          --         3.265        11.03        36.01      10.875        35.51
------------------------------------------------------------------------------------------------------------------------------------
1996                   3.265       1.31(3)     .403          --         3.668        11.95        43.83      11.25         41.27
------------------------------------------------------------------------------------------------------------------------------------
1997                   3.668       1.69(3)     .501          --         4.169        13.32        55.53      13.313        55.50
------------------------------------------------------------------------------------------------------------------------------------
1998
1st quarter            4.169       0.35        .102          --         4.271        14.80        63.21      14.25         60.86
2nd quarter            4.271       0.37        .121       0.173(2)      4.565        14.42        65.83      13.688        62.48
3rd quarter            4.565       0.34        .133          --         4.698        12.26        57.60      11.625        54.61
4th quarter            4.698       0.34        .127          --         4.825        14.22        68.61      12.938        62.42
------------------------------------------------------------------------------------------------------------------------------------

1.   Net Asset Value

2.   1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
     1993: Rights offering completed in October 1993. One share offered at
           $10.41 for every 15 shares owned.
     1994: Rights offering completed in September 1994. One share offered at
           $9.14 for every 15 shares owned.
     1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.

3.   1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.

     1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.

     1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.


                                    ---[5]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Why Multi-Management?

Most mutual funds are run by a single portfolio manager or an in-house team of managers who pursue a particular investment style, whether it be growth or value. But styles go in and out of favor. What produces strong returns one year may produce disappointing results the next. That's a prescription for increased volatility.

All-Star utilizes multi-management, the same approach that is practiced by most large institutions such as pension and endowment plans. Rather than rely on a single investment style, multi-management combines managers who practice different investment styles to reduce volatility while producing attractive returns.

All-Star's long-term track record provides clear testimony to the value of the multi-management strategy. As you can see from the chart below, All-Star has produced ten years of better-than-average returns and better-than-average consistency compared with other major growth and income funds.

  Ten Years of Better-than-Average Returns and Better-than-Average Consistency
               Compared with Other Major Growth and Income Funds

       All-Star's
  high return and
 high consistency
   combination is
      well-placed
        among the
universe of other
 major growth and
    income funds.

[representation of scatter data]
All-Star         Universe
                  Average

16.5                 3.7
16.4                 5.3
13.9                 5.5
15.2                 4.9
15.5                 3.6
16                   2.9
11.8                 4.9
16.1                 3.3
16.4                 4.5
14.9                 3.7
18.6                 4
16.2                 4.3
16.1                 5.5
20.3                 4.1
17.3                 3.9
 9.3                11.5
14.3                 4.6
10.9                 4.7
17.2                 3
16.4                 3.3
15.8                 4.4
14.1                 5.4
16.2                 2.9
15.7                 3.7
15                   4.9
19.2                 2.4
14.3                 7.4
14.6                 7.9
18.9                 4
14.3                 7.4
14.6                 5.9
14.9                 6.5
13.9                 4.3
16.8                 5.5
11.8                 6
16.9                 3.3
16.2                 4.3
15                   5.1
16.4                 4.9
16.6                 3.6
15.6                 4.4
18                   5.8
17.8                 2.7
15.9                 3.1
17.1                 4.1
13.9                 7.5
19                   2.1
15.5                 3.7
17.3                 3.8
13.4                 7.4
13.3                 5.5
16.5                 3.8
15.8                 4.7
17.8                 3.2
[end of representation of scatter data]

Each dot represents the precise return and consistency of one fund over the past 10 years (January 1, 1989, through December 31, 1998) in the universe of 52 Growth & Income Funds (as classified by both Morningstar, Inc. and Lipper, Inc.) that had at least $100 million in net assets at the beginning of the 10 year period.

Consistency is measured by examining the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Stock Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.


                                    ---[6]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                               LAMCO's Multi-Management Program:
                                                   Constructing the Manager Team

LAMCO has identified five different styles as the best combination to achieve All-Star's investment objectives.

Three of the styles, representing 60 percent of All-Star's assets, are Value styles, which focus on the selection of companies that trade at comparatively low multiples of company earnings and book value. The other two styles, representing 40 percent of the assets, are Growth styles, which focus on the selection of companies whose growth prospects are better than the average company. Within these broad styles of Value and Growth are the specific styles shown in the pie chart below.

LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for All-Star. LAMCO employs qualitative and quantitative analysis, face-to-face meetings and other techniques to select managers who can bring to All-Star both a value-added approach and the ability to complement the investment styles of the other managers.

The managers LAMCO selects are distinguished by a number of characteristics:

[bullet] A constant focus on a particular style of investing.
[bullet] A disciplined investment decision-making process.
[bullet] A record of success relative to other managers who practice the same style.
[bullet] Continuity among the investment professionals, so that those who have built the record remain the managers.
[bullet] A well-managed, highly responsive organization.

The pie chart below shows the Portfolio Manager lineup and percentage allocations to each.

[pie chart data]

20% -- WESTWOOD MANAGEMENT CORPORATION
       Growth / Growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet reflected in consensus estimates.

20% -- WILKE / THOMPSON CAPITAL MANAGEMENT, INC.
       Growth / Companies that demonstrate the ability to sustain strong secular growth across a broad range of market capitalizations.

20% -- BOSTON PARTNERS ASSET MANAGEMENT, L.P.
       Value / companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

20% -- OPPENHEIMER CAPITAL
       Value / Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

20% -- J.P. MORGAN INVESTMENT MANAGEMENT INC.
       Value / Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

[end pie chart]

As with anything in investments, circumstances change, so...


                                    ---[7]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
LAMCO's Multi-Management Program:
Manager Evaluation and, Occasionally, Replacement

 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for All-Star. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

     [bullet] It is consistently practicing its Investment Style.

     [bullet] Its transactions and holdings reflect the Style.

     [bullet] Its organization and investment process continue to support the Style.

     [bullet] Its investment performance is competitive when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving All-Star the full benefits of Multi-Management. The procedures include:

     [bullet] Assuring that All-Star's total portfolio has the proper investment characteristics.

     [bullet] Researching new investment managers as possible future Portfolio
              Managers.

     [bullet] Making Portfolio Manager changes when necessary. Eight Portfolio
              Managers have been replaced from inception in 1986 through 1998.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, All-Star's assets are allocated among the five Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of All-Star's Multi-Management methodology. This procedure is called rebalancing.

The anatomy of All-Star's Multi-Management structure is visible in its Portfolio Characteristics on the following page. For reference, they are compared with the S&P 500 Stock Index.


                                    ---[8]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                               LAMCO's Multi-Management Program:
                                                       Portfolio Characteristics

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

     The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

WESTWOOD MANAGEMENT CORPORATION
Growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet being reflected in consensus estimates.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
Growth companies that demonstrate the ability to sustain strong secular growth, notwithstanding economic conditions across a broad range of market capitalizations.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1998
(UNAUDITED)

                                                INVESTMENT STYLE SPECTRUM

                                    VALUE                                               GROWTH
                                    ----------------------------------------------------------

                                     Boston          J.P.     Oppen-                    Wilke/      Total        S&P
                                    Partners        Morgan    heimer        Westwood   Thompson     Fund      500 Index
------------------------------------====================================================================================
Number of Holdings                      34            82         28             47        42          196        500
------------------------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10          44%           25%        57%            31%       34%          16%        21%
------------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)              $44           $57        $48            $44       $36          $46        $87
------------------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                       14%           16%        18%            19%       30%          20%        16%
------------------------------------------------------------------------------------------------------------------------
Dividend Yield                        1.4%          1.5%       1.2%           1.4%      0.2%         1.1%       1.3%
------------------------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio           14x           25x        22x            25x       40x          24x        26x
------------------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio        4.1x          5.2x       4.3x           4.8x      7.6x         5.2x       5.9x
------------------------------------------------------------------------------------------------------------------------


                                    ---[9]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Top 50 Holdings
As of December 31, 1998

    RANK      RANK                                              MARKET
    AS OF     AS OF                                              VALUE             PERCENT OF
  12/31/98   9/30/98     SECURITY NAME                          ($000)             NET ASSETS
------------------------------------------------------------------------------------------------
     1         31        Citigroup, Inc.*                       $34,556               2.6%
     2          2        MCI WorldCom, Inc.                      26,609               2.0
     3         11        Freddie Mac                             25,640               1.9
     4         18        AT&T Corp.                              20,731               1.5
     5          9        Waste Management, Inc.                  18,088               1.3
     6          3        First Union Corp.                       17,277               1.3
     7          5        Monsanto Co.                            16,915               1.3
     8         17        AFLAC, Inc.                             16,500               1.2
     9         10        EXEL Limited                            16,500               1.2
    10          1        International Business Machines Corp.   16,383               1.2
    11         60        Lockheed Martin Corp.                   16,331               1.2
    12          8        CVS Corp.                               16,222               1.2
    13         49        Compaq Computer Corp.                   15,957               1.2
    14         48        CIGNA Corp.                             15,347               1.1
    15         19        Microsoft Corp.                         14,992               1.1
    16         16        Nokia Corp. ADR                         14,453               1.1
    17         15        Sprint Corp.                            14,301               1.1
    18         33        Cisco Systems, Inc.                     12,980               1.0
    19         26        Staples, Inc.                           12,936               1.0
    20         42        Intel Corp.                             12,354               0.9
    21         43        Avon Products, Inc.                     11,948               0.9
    22          7        American Home Products Corp.            11,910               0.9
    23          4        GTE Corp.                                11,491               0.9
    24         58        Eli Lilly & Co.                         11,420               0.8
    25         57        Atlantic Richfield Co.                  11,412               0.8
    26         52        Morgan Stanley Dean Witter & Co.        11,225               0.8
    27         29        Conseco, Inc.                           10,859               0.8
    28         36        Fleet Financial Group, Inc.             10,698               0.8
    29         12        SBC Communications, Inc.                 10,596               0.8
    30          6        Anheuser-Busch Companies, Inc.          10,474               0.8
    31         14        Philip Morris Companies, Inc.           10,128               0.7
    32         53        Cintas Corp.                             9,914               0.7
    33         25        Transamerica Corp.                       9,818               0.7
    34         46        Albertson's, Inc.                        9,642               0.7
    35         22        Bell Atlantic Corp.                      9,630               0.7
    36        NEW        Dayton Hudson Corp.                      9,581               0.7
    37         20        Boeing Co.                               9,549               0.7
    38         45        ACE Limited                              9,408               0.7
    39         23        Paychex, Inc.                            9,243               0.7
    40         79        Starbucks Corp.                          9,165               0.7
    41         41        May Department Stores Co.                9,056               0.7
    42         39        Pfizer, Inc.                             9,038               0.7
    43         67        Ford Motor Co.                           8,962               0.7
    44         72        Tyco International Ltd.                  8,923               0.7
    45         27        Wells Fargo & Co.                        8,906               0.7
    46         80        Home Depot, Inc.                         8,900               0.7
    47        128        Temple-Inland, Inc.                      8,867               0.7
    48         35        Cardinal Health, Inc.                    8,847               0.7
    49         68        Ingersoll-Rand, Co.                      8,838               0.7
    50         24        Elan Corp. ADR                           8,727               0.6

* Citicorp merged with Travelers Group, Inc. to form Citigroup, Inc.


                                   ---[10]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                       Major Stock Changes in the Fourth Quarter

The following are the major ($4.0 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the fourth quarter of 1998.

                                                              SHARES
                                  ==============================================================
                                                                                     HELD AS
SECURITY NAME                         ADDITIONS             REDUCTIONS             OF 12/31/98
------------------------------------------------------------------------------------------------
Aetna, Inc.                             70,300                                        70,300
AT&T Corp.                              84,900                                       275,500
Atlantic Richfield Co.                  74,900                                       174,900
CIGNA Corp.                             87,400                                       198,500
Compaq Computer Corp.                  148,200                                       380,500
Conoco, Inc.                           318,700                                       318,700
Dayton Hudson Corp.                    176,600                                       176,600
Freddie Mac                            117,900                                       397,900
General Motors Corp.                    69,400                                        69,400
Hewlett-Packard Co.                    111,400                                       111,400
Lockheed Martin Corp.                  123,000                                       192,700
Nabisco Holdings Corp.                 154,900                                       154,900
Northern Telecom Limited               152,400                                       152,400
Oracle Corp.                           121,800                                       121,800
Peco Energy Co.                        186,900                                       186,900
Pennzoil Quaker State Co.              114,900                                       214,500
Pharmacia & Upjohn, Inc.               139,000                                       139,000
Temple Inland, Inc.                     75,100                                       149,500
Texaco, Inc.                            74,900                                       135,900

America Online, Inc. *                                        (40,200)                43,000
American Home Products Corp.                                 (108,600)               211,500
Anheuser-Busch Companies, Inc.                               (151,200)               159,600
Federated Department Stores, Inc.                            (219,100)                47,100
First Union Corp.                                             (67,200)               284,100
GTE Corp.                                                    (140,000)               170,400
International Business Machines Corp.                         (91,300)                88,675
Litton Industries                                            (108,100)                     0
Liz Claiborne, Inc.                                          (236,100)                     0
Philip Morris Companies, Inc.                                 (85,700)               189,300
Praxair, Inc.                                                (125,200)                     0
SBC Communications, Inc.                                      (98,100)               197,600
Sun Microsystems, Inc.                                       (100,600)                50,700
Tosco Corp.                                                  (204,400)               155,900

* Adjusted for stock split.


                                   ---[11]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
LAMCO Management Interview


[Photo of John V. Carberry and William R. Parmenteir, Jr.]
Chairman of Liberty All-Star Equity Fund's Board of Trustees John V. Carberry
(left) with LAMCO President William R. Parmentier, Jr.

An In-Depth Look at Liberty All-Star Equity Fund With Two of the People Responsible for Guiding It

INSIGHTS INTO THE ROLE OF THE FUND MANAGER, MULTI-MANAGEMENT, MANAGER EVALUATION, MANAGER REPLACEMENT AND ASSET REBALANCING

The following is an interview with John V. Carberry, Chairman of Liberty All-Star Equity Fund's Board of Trustees and William R. Parmentier, Jr., President of Liberty Asset Management Company (LAMCO), which serves as the Fund Manager. This wide ranging discussion gives shareholders the opportunity to meet two people responsible for key aspects of the Fund's management and to gain insights into many of the factors that distinguish Liberty All-Star Equity Fund from other mutual funds.

One of the distinguishing features of Liberty All-Star Equity Fund is that it is a multi-managed fund. What is multi-management and what are its benefits?

PARMENTIER: Multi-management is an investment strategy where the portfolio assets are allocated among several portfolio managers pursuing different investment styles. A benefit of this approach is in its ability to achieve a specific investment objective with reduced risk. Blending various managers' investment styles in a single portfolio has the effect of lowering overall portfolio risk below that of any individual manager on a stand-alone basis. Another benefit is that these managers are carefully selected to meet specific investment objectives and are rigorously monitored. Should they fail to meet the performance objectives set out for them, they are subject to being replaced. Since they are independent organizations, we are always able to maintain our objectivity throughout the entire process.

CARBERRY: That's right, over time multi-management provides investors with a more favorable long-term risk-return profile. With multi-management, returns in years when the stock market is strong may not be at the very top of the range when compared with other managers, but certainly in the top half and very often in the top third. On the other hand, in a poor year for the stock market, returns won't sink to the bottom. In effect, you will generally have more consistent and predictable returns, which will translate into superior long-term results.

The point, then, seems to be one of consistency of returns.

PARMENTIER: Yes, absolutely. Our multi-management investment approach, by design, probably will not hit a performance "home run" in any given year. However, it will avoid the bad years when it underperforms its objective significantly. It's all about consistency over time; that's where this strategy adds value. Large institutions have long understood, as LAMCO does, that investment discipline and patience are the key to superior long-term results.

One of multi-management's main benefits for the individual investor, or for any investor for that matter, is diversification. How, specifically, does that apply to the Fund?

PARMENTIER: The Fund is not diversified simply by randomly combining five top performing managers. True, we seek to retain the highest quality firms, but they are also


                                   ---[12]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                      LAMCO Management Interview

chosen based upon how they complement each other. The combined manager line-up must create a fund that is appropriately structured to fulfill its stated investment objective. While there are various approaches to combining investment styles in a multi-managed portfolio, Liberty All-Star Equity Fund blends growth and value style managers.

CARBERRY: To take it a step further, there are style sub-categories. For example, within the growth category there are momentum investors who will pay very high prices for stocks if their earnings growth rate is accelerating or there is a positive earnings surprise. On the other hand are the so-called "GARP", or "growth at a reasonable price" investors. They'll pay for growth, but they want to pick it up at a reasonable price. The point is that within the Fund we have three value managers and two growth managers and each takes a different approach to its basic growth or value discipline.

Looking at 1998, how would you relate multi-management and diversification to Fund performance? The stock market closed on a resounding note, but there were some strong downdrafts during the year.

PARMENTIER: Indeed, it was a very volatile year. I'm happy to say, however, that for 1998 the Fund was in the top third of the funds that comprise the Lipper Growth & Income Mutual Fund Average and the Fund exceeded that benchmark by more than 4 percent. Of more importance to long-term investors, the Fund ranks in the sixteenth percentile of that Lipper benchmark for the past 10 years.

[Begin Callout]
[Photo of William R. Parmentier, Jr.]
" ... for 1998 the Fund was in the top third of the funds that comprise the Lipper Growth & Income Mutual Fund Average."
[End Callout]

Mentioning the long term, the Fund has been multi-managed since its inception in 1986. How and where did multi-management investing get its start?

PARMENTIER: The concept of multi-management evolved from the institutional investment management environment. This would include corporate pension plans, major foundations and university endowment funds. By employing independent investment managers who practice different but complementary styles, these institutions found that they were able to produce better results over time than if they had employed a single manager practicing one style of investment management.

When it began operations in 1986, didn't Liberty All-Star Equity Fund play a major role in bringing multi-management to individual investors?

PARMENTIER: It sure did. It was unique in that for the first time it gave the individual investor access to portfolio managers and an investment approach that previously were available only to large institutional investors, which probably explains why it was one of the most successful closed-end offerings of its time.

[Begin Callout]
[Photo of John V. Carberry]
"This is a discipline [rebalancing] that makes sure we don't lose sight of what we're really trying to do, and that is maintain the risk/return ratio in our shareholders' favor."
[End Callout]

That brings up a point -- the five portfolio managers for the Fund are familiar with operating in a multi-management environment. That is, they're accustomed to carrying out their own styles independent of what others in the "line-up" are doing.

PARMENTIER: That is correct and it is one of the advantages the Fund provides. Individual investors have access to the same thinking and investment expertise as the largest institutions. The firms that LAMCO retains manage their portion of the Fund's assets as a separate account based upon their specific philosophy and style. Sometimes those styles use highly concentrated strategies but, because they are combined with other firms pursuing complementary styles, we can introduce those more focused approaches.

Back to diversification for a moment: diversification is a strength, but what about overlaps, or stocks that are owned by more than one of the Fund's five portfolio managers. Doesn't diversification lead to overlaps?

PARMENTIER: The Fund has minimal stock overlaps. The key to having minimal stock overlaps within a multi-managed portfolio is doing what John previously described. By focusing on sub-styles, even within the basic growth and value investment disciplines, we can seek out managers


                                   ---[13]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
LAMCO Management Interview

who emphasize different company attributes given their investment philosophy and process. This results in retaining managers that focus on a different universe of value or growth stocks. The advent of more sophisticated investment analytical tools has greatly enhanced LAMCO's ability to make those distinctions.

Liberty Asset Management Company is the Fund Manager. Describe LAMCO's role for us, please.

PARMENTIER: LAMCO is a manager of managers. The managers are responsible for selecting the stocks and we're responsible for selecting the managers. If we do our job effectively, we're then assembling a portfolio of superior stocks within each respective style. So, our responsibility is really threefold: we must assure that we have the appropriate mix of managers; we have to make sure they are really "All-Stars" within their respective styles; and then we have to perform ongoing performance evaluation and monitoring. We need to ensure that the managers do what we expected them to do when we hired them. We need to be certain there is no style drift and there have been no major events within the organization that could impact their ability to perform up to our expectations. Finally, in addition to the investment activities of the Fund, LAMCO is responsible for all the day-to-day operational activities involved in servicing the Fund and its shareholders.

[Begin Callout]
[Photo of William R. Parmentier, Jr.]
"Individual investors have access to the same thinking and investment expertise as the largest institutions."
[End Callout]

CARBERRY: Shareholders might be surprised to see the amount of analysis that LAMCO does in regard to the stock market in general and our managers specifically. Speaking from the perspective of a Trustee, I can say that there is an extraordinary amount of analysis that is performed, and the quality is excellent. LAMCO has state-of-the-art quantitative tools that allows them to analyze the managers' portfolios over time. The LAMCO team is quick to pick up on any kind of change. For instance, if a growth manager who has been retained for its "growth at a reasonable price" style should suddenly exhibit some of the characteristics of a momentum manager, LAMCO management would detect that. Such style drift would be a cause for concern, since we might already have a momentum manager, so there is a potential for overlap. Obviously, if something like this should happen, LAMCO would be communicating with the manager to ascertain if corrective action is necessary. So when LAMCO marries both the qualitative and quantitative factors it monitors, they're able to ask portfolio managers some very deep and probing questions. In that way, they're able to get comfortable with a manager and understand their investment process, buy and sell disciplines, how they add value, who the people are, and how they hire and retain key talent.

In the mutual fund industry, doesn't this happen more frequently than one might believe. In other words, style drift, management turnover and other events are not just exceptions.

CARBERRY: Yes, and most individual investors would probably never detect it. What often happens is that an investor puts together a portfolio of five or six mutual funds and lets it run. After three or four years, without the investor realizing it, some of those funds could be practicing the same style, therefore, the individual is not achieving the diversification desired.

[Begin Callout]
[Photo of John V. Carberry]
"Shareholders might be surprised to see the amount of analysis that LAMCO does
 ..."
[End Callout]

PARMENTIER: Managers can perform poorly on an absolute basis just because their style is out of favor with investors. As a result, managers can then begin to "reach" for performance by investing in what happens to be working at the time. That can be dangerous because it can take the manager outside their realm of expertise and cause style drift. We require our managers to stay true to their investment discipline, and they are judged solely on how well they perform compared to their respective style and peer group.

How do you determine if a portfolio manager in the Fund should be replaced and how many has LAMCO changed since the Fund's inception?


                                   ---[14]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                      LAMCO Management Interview

PARMENTIER: To answer the second part of the question first, we have replaced eight investment firms since the Fund began operations in 1986. The reasons for recommending replacement would generally fall into three basic categories. First would be "style drift," which simply means that the manager or firm has shifted its investment focus or style from what is was when they were originally retained. Maintaining "style purity" is important because managers are selected based upon their "style fit" within the Fund manager line-up. Also, it could be indicative of a more significant organizational change, either in the research or portfolio management ranks, which brings me to the second reason for considering replacement. We want to be assured that the firm has not undergone organizational or structural changes that would impair its ability to continue to provide quality investment management. A third reason, which is usually related to the first two, is a period of poor performance relative to other managers that practice a similar style of investing.

What about another major responsibility of LAMCO, namely, rebalancing? Tell us what it is and why it's important.

PARMENTIER: When you assemble a group of portfolio managers in a single fund, you'll have some managers who are performing better than others because their style is in favor. When a particular manager's style is in favor, that manager's weighting in the portfolio will increase relative to the others. Left unchecked, this will build in a style bias. Periodically, then, we will rebalance the assets, that is, take assets from the manager or managers who have performed well and give them to the ones whose style has been out of favor. Now, this may seem counterintuitive -- after all, you usually want to let your winners run. We do that to an extent, but when it begins to affect the Fund's characteristics we will rebalance. At the end of the day, it's all about selling into strength and buying into weakness and not market timing or anticipating when a particular style will cycle in or out of favor.

[Begin Callout]
[Photo of William R. Parmentier, Jr.]
"We require our managers to stay true to their investment discipline ..." [End Callout]

CARBERRY: Two other thoughts: it's human nature to get caught up in your success. This is a discipline that makes sure we don't lose sight of what we're really trying to do, and that is maintain the risk/return ratio in our shareholders' favor. The other thought is that good-performing managers don't stay at the top forever. As Bill says, it's better to harvest those returns periodically by selling high and reinvesting with managers who stand to benefit from a rotation in market sentiment.

[Begin Callout]
[Photo of John V. Carberry]
"One thing we [the Trustees] all have in common is very deep and broad-based business experience."
[End Callout]

Who is responsible for the governance of the Fund?

CARBERRY: Responsibility for governance of the Fund rests with the Board of Trustees who represent the interests of the shareholders. One thing we all have in common is very deep and broad-based business experience. The Trustees include the former President and CEO of The First Boston Corporation, the former President of the New York Stock Exchange, the Dean of the Boston College School of Management, the former Chairman and CEO of U.S. Plywood Corporation and the former Senior Vice President of Operations at The Rockport Company. It's also very much of a "hands-on" group in terms of actively guiding policy, meeting regularly and giving the Fund the benefit of their objectivity and experience, always keeping the interests of the shareholders uppermost in mind.

If you had only one thought to conclude with, what would it be?

PARMENTIER: I'd tell shareholders that in LAMCO they have an objective, professional, experienced organization working very hard on their behalf. I'd also add that the Liberty All-Star Equity Fund has a superior long-term track record that demonstrates it has been an ideal core domestic equity holding for its shareholders during the past 12 years.


                                   ---[15]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Manager Roundtable

A Narrow Band of Growth Stocks Powered the Market to Another Banner Year in 1998 -- Now what, a Repeat or a Reversal?

IN EACH OF THE LAST TWO YEARS, THE MARKET USED SHORT-LIVED SELL-OFFS AS A LAUNCHING PAD FOR NEW HIGHS. IN THIS ROUNDTABLE, ALL-STAR'S PORTFOLIO MANAGERS ANALYZE WHERE WE'VE BEEN AND TAKE A LOOK AHEAD.

Depending on which segment of it you are talking about, the stock market in 1998 was either very, very good or very, very mediocre. As the Fund's portfolio managers point out in this Roundtable, the disparity in returns based on investment style, market capitalization and industrial sector reached an all-time high. It was a very narrow market in which a few standout stocks did extremely well -- making it difficult for active portfolio managers to outperform capitalization-weighted benchmarks, principally the S&P 500. It was also another year of high volatility (the Dow Jones Industrial Average gained or lost 100 points or more on 62 trading days in 1998).

     How do the Fund's portfolio managers interpret the year? What do they see ahead? And what stocks are they keeping an eye on right now? For answers, we talk with the Fund's five portfolio managers in this 1998 Annual Report Roundtable. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator of the Roundtable. The participating portfolio managers and their investment styles are:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
Portfolio Manager / Mark E. Donovan, Chairman, Equity Strategy Committee Investment Style / Value -- Boston Partners is a value style manager investing in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified. Boston Partners is the newest of the Fund's five portfolio management firms, having been added to the team in May 1998.

J. P. MORGAN INVESTMENT MANAGEMENT INC.
Portfolio Manager / Henry D. Cavanna, Managing Director
Investment Style / Value -- J. P. Morgan Investment Management invests primarily in the stocks of medium- to large-size companies that are undervalued relative to their projected growth rates. The firm focuses on individual stock selection, rather than sector rotation, style/theme investing or market timing. Portfolios are characterized by above-market earnings and dividend growth, but price-to-book and price-to-earnings ratios that are below or in line with the market.

OPPENHEIMER CAPITAL
Portfolio Manager / John G. Lindenthal, Managing Director
Investment Style / Value -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to book value.

WESTWOOD MANAGEMENT CORPORATION
Portfolio Manager / Susan M. Byrne, President and Chief Investment Officer Investment Style / Growth -- Westwood's investment strategy is growth at a reasonable price. The firm employs internally generated, bottom-up, fundamental research and seeks to identify stocks with misperceived growth expectations. Proprietary income and balance sheet projections are utilized to identify securities whose typical portfolio characteristics are characterized by higher return on equity, higher forecasted 12-month growth rates and lower forecasted price/earnings ratios than the market.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
Portfolio Manager / Mark A. Thompson, Chief Investment Officer
Investment Style / Growth -- Wilke/Thompson concentrates on high quality growth stocks with sustainable earnings over a spectrum of market capitalization and emphasizes bottom-up stock picking and fundamental research. The firm utilizes a team approach to stock selection and ongoing portfolio management.

--------------------------------------------------------------------------------
  The views expressed in this interview represent the managers' views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------


                                   ---[16]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

LAMCO: Let's begin by looking at 1998, particularly from the vantage point of your investment style, with emphasis on the fourth quarter. At the same time, perhaps you could also focus on the time period between July and November, when the market went through an entire cycle in five months. What lessons should investors take away from this "time compression?" Susan Byrne, why don't you get us started?

BYRNE (WESTWOOD -- GROWTH): Westwood's style leads us to growth companies that are selling at reasonable valuations. Market leadership within the S&P 500 has narrowed to a handful of companies that are selling at anything but reasonable valuations. For example, the top five companies in the S&P 500 are selling at 50 times 1999 earnings, while the remaining 495 are selling at 18 times 1999 earnings. These same five companies as a group had a 50 percent return in 1998, while the bottom 495 returned only 5 percent as a group. The lesson here is that such a disparity cannot persist for an infinite amount of time. The top companies are priced for perfection and there is very little margin for error. Remember that trees don't grow to the sky. Westwood is finding much more compelling growth company valuations in the bottom 450 of the S&P 500.

[Begin Callout]
" ... trees don't grow to the sky. Westwood is finding much more compelling growth company valuations in the bottom 450 of the S&P 500."

Susan Byrne / Westwood
[End Callout]

LAMCO: Good thoughts to start off with. Mark Thompson, let's hear from another growth manager.

THOMPSON (WILKE/THOMPSON -- GROWTH): The year began with concerns over the economic health of the Far East and ended with a military confrontation with Iraq. In addition, the President was investigated and ultimately impeached by the House of Representatives. A major hedge fund required a bail-out after facing the prospect of insolvency. In the face of these uncertainties, noted experts advised investors to be cautious. Yet, the S&P 500 Index posted its fourth consecutive year of 20 percent plus returns. The positive forces that drove the market were declining interest rates and low levels of inflation. Internet stocks continued to capture the attention of investors, and 1998 was a record year for merger and acquisition activity. What may be most remarkable about the year was the resiliency of the S&P 500. After the market closed on October 8, the S&P 500 was actually down 1.8 percent for the year. Yet it closed the year with a 28.6 percent gain.

     Our disciplined approach keeps us fully invested and focused on the long-term fundamentals of the companies in which we invest. Since headlines and controversy are seldom relevant to long-term investors, being fully invested allowed our portfolios to enjoy strong returns for the year, despite the fact that the stock market was driven by the largest cap stocks.

LAMCO: Thank you. Turning to the value perspective, Henry Cavanna, what's the view from J.P. Morgan?

CAVANNA (J.P. MORGAN -- VALUE): Overall, 1998 was a remarkable year in which returns were strong for large cap stocks and performance trends of the prior years became extreme. The market did well even though earnings growth for the overall economy slowed. Growth, high quality and size -- meaning the largest companies -- led the market again, but to a greater extent than in prior years. Industrial companies, whose earnings came under pressure due to global economic forces, did poorly.

     We follow a valuation discipline that makes some of these market leaders look expensive. Earnings momentum and a higher certainty of near-term earnings are catalysts for owning a stock only if we are able to make a longer-term valuation case for the holding. Nevertheless, we were able to keep pace with the market in the fourth quarter, helped by a sector approach that keeps us invested in all major market sectors, including technology, which exploded on the upside in the fourth quarter.

     The July through November period was unusually volatile, triggered by global events that included a Russian default and a subsequent credit crisis that threatened the survival of a number of high profile hedge funds

[Begin Callout]
"Earnings momentum and a higher certainty of near-term earnings are catalysts for owning a stock only if we are able to make a longer-term valuation case for the holding."

Henry Cavanna / J. P. Morgan
[End Callout]


                                   ---[17]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Manager Roundtable

along with the stability of the global economic expansion. The intervention of and easing by central bankers around the world stabilized markets and helped to restore investor confidence, producing the stunning rally in the U.S. stock market over the past several months. This chain of events reminds us of the power of central bank easing and the effect of increased liquidity on the financial markets. It also is instructive to investors, who get too focused on short-term events at the expense of taking a longer term view.

LAMCO: John Lindenthal, share Oppenheimer's thoughts about the year, please.

LINDENTHAL (OPPENHEIMER -- VALUE): Our value style of investing definitely lagged during 1998, especially during the recovery phase from the market lows of early October. The equity market has been primarily momentum driven with a high degree of emphasis on large capitalization technology stocks. Although the two technology companies we own (Intel and Nokia) performed well, it is not an area of concentration for us. Also, the large capitalization consumer nondurables, especially pharmaceutical companies, performed well and we are underweighted in that sector. Financial companies, where we are overweighted, did not enjoy such strength.

[Begin Callout]
"The obvious lesson from this very volatile period is patience and not giving into emotional decisions."

John Lindenthal / Oppenheimer
[End Callout]

     The obvious lesson from this very volatile period is patience and not giving into emotional decisions. The key is fundamental analysis of individual companies and acting as an investor and not a near term trader. Also, from an overview perspective, markets are primarily liquidity driven, and the Federal Reserve has added an enormous amount of funds to the financial system since early October.

LAMCO: Mark Donovan, as Boston Partners is the Fund's newest portfolio manager, this is your first Roundtable. Maybe you can wrap up the discussion about 1998 by sharing your perspective.

DONOVAN (BOSTON PARTNERS -- VALUE): The S&P 500 finished the year with a flurry of activity in the fourth quarter, ending a year of volatility not experienced since 1987. The quarter's 21.3 percent gain for the S&P brought the full-year return to over 28 percent. This year was not only the most volatile since 1987, it also saw the most dramatic divergence in performance between various styles of investing, as the large cap growth style beat out all other styles by an unprecedented margin. Perhaps the lesson to be learned through this period is that one must be committed to one's investment style, yet be nimble in terms of one's decision making process.

[Begin Callout]
"The root cause of the lack of breadth in the market in 1998 was a growing anxiety level surrounding the corporate profit outlook."

Mark Donovan / Boston Partners
[End Callout]

     The difference in performance between capitalization sectors was perhaps the biggest single hurdle faced by active managers in 1998. For large cap value managers, any deviation in average weighted market capitalization relative to the S&P 500 was a sure cause of underperformance. As most of the top performing stocks in this index were large cap growth names, it's no wonder that 98 percent of the large cap value funds, as tracked by Lipper, Inc. underperformed the S&P
500. One way to understand the influence mega-cap stocks have on performance of the index is to look at the annual return of the average stock in the S&P 500. It was just 12.8 percent. On a broader basis, the average New York Stock Exchange stock, according to one study, was actually down 6 percent in 1998.

LAMCO: Let's turn to the stock market now. What do you think the new year will bring? What are the one or two key factors investors should watch over the next few months? Mark Donovan, let's stay with you.

DONOVAN (BOSTON PARTNERS -- VALUE): The root cause of the lack of breadth in the market in 1998 was a growing anxiety level surrounding the corporate profit outlook. As we move into 1999, the prospects for earnings growth remain subject to a great deal of controversy. The "bottom-up" consensus of Wall Street analysts, whose numbers are almost always too optimistic going into a new calendar year, suggests a 20 percent growth rate in earnings for 1999. Meanwhile, "top-down" forecasts from strategists call for much more tepid low single-digit growth. It is commonplace for top-down forecasts to be more conservative


                                   ---[18]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

than bottom-up forecasts, but the magnitude of the difference for 1999 is striking. Our own belief is that earnings disappointments will continue to rise, particularly in the first half, and that the top-down forecasts will prove to be more realistic. We also believe some of the more prominent disappointments will come from the mega-cap stocks. We saw some evidence of that in 1998 with earnings disappointments from Gillette, Disney and Coca-Cola. We are also finding some companies whose stock lagged the market in 1998, yet possess strong earnings growth prospects for 1999. General Motors is an example.

LAMCO: What's the outlook at J.P. Morgan?

CAVANNA (J.P. MORGAN -- VALUE): In order for 1999 to be a good year, it will be necessary for the U.S. economy to maintain momentum and not slow too much. It will also help if Asia, especially Japan, begins to show some signs of recovery. Even with more moderate growth of about 2.5 percent in real GDP, corporate profits in the U.S. will show little growth. A moderating economy would permit the Federal Reserve to ease further, on the order of 50 to 100 basis points, providing good support to the overall market. Such an action may be necessary should any financial crisis in Latin America cause global problems. If we see either a slowing domestic economy or another global crisis developing, we may see the Federal Reserve step in again to help restore confidence.

[Begin Callout]
"... [with] steady economic growth, low inflation, low interest rates and continued increases in productivity ... the potential remains for stock prices in general to continue higher."

Mark Thompson
Wilke/Thompson
[End Callout]

LAMCO: How does Oppenheimer view 1999 prospects?

LINDENTHAL (OPPENHEIMER -- VALUE): Valuations are currently very high, but not as high as they appear because the indices are dominated by 30 or so large capitalization companies that are selling at premium multiples of earnings and book value. The average stock is more reasonably valued. More importantly, liquidity in the financial system has been very strong and, therefore, going into 1999 we believe the market will continue to have an upward bias. The continuation of strong liquidity flows as well as the overall trend in interest rates are key factors for the individual investor to monitor as the year progresses.

[Begin Callout]
"... liquidity in the financial system has been very strong and, therefore, going into 1999 we believe the market will continue to have an upward bias."

John Lindenthal / Oppenheimer
[End Callout]

LAMCO: Let's hear from the growth managers now. Mark Thompson, what are your thoughts?

THOMPSON (WILKE/THOMPSON -- GROWTH): The stock market, as represented by the S&P 500, is at historically high valuation levels if one looks at measures such as price/earnings, price/sales and price/book. However, with the combination of good and steady economic growth, low inflation, low interest rates and continued increases in productivity and efficiencies across most industries there remains the potential for stock prices in general to continue higher. We would expect continued high volatility and an increasingly higher trading range in 1999. Investors should keep an eye on international economic events to see if continued weakness in Asia and Brazil begins to spill into the U.S. economy. Inflation and interest rates should stay low. If the Federal Reserve tightened for any reason, it would be a caution flag for the stock market. The Wilke/Thompson investment strategy remains unchanged for 1999. We continue to conduct extensive research with the objective of investing our clients' funds in high quality, growth stocks.

LAMCO: How about your thoughts, Susan Byrne?

BYRNE (WESTWOOD -- GROWTH): Our capital markets outlook suggests that the broad market is slightly overvalued at this level. However, the broad market has reached these heights as a result of a relatively small number of companies. Growth is not confined to Internet companies -- there is plenty of opportunity for growth in sectors that have not fully participated in this rally. As far as key things to watch in 1999, our capital markets model focuses on traditional barometers such as GDP growth, corporate profits,


                                   ---[19]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Manager Roundtable

[Begin Callout]
"Investors should keep an eye on international economic events to see if continued weakness in Asia and Brazil begins to spill into the U.S. economy."

Mark Thompson
Wilke/Thompson
[End Callout]

inflation and interest rates. We think of these things within the context of various scenarios that encompass events that are happening around us. You can never predict what world event will influence markets. For example, there was the Mexican currency crisis in 1994, Asian Contagion in 1997 and the Russian default in 1998. We can only be sure that one will happen! One big concern is Latin America and its inability to stabilize its currencies. This is worth watching, along with the reforms taking place in Southeast Asia.

LAMCO: Good thoughts, all. In terms of specific stocks, perhaps you could focus on one or two that you like right now. Mark Thompson, why don't you lead off?

THOMPSON (WILKE/THOMPSON -- GROWTH): MSC Industrial Direct is a well-managed company in a highly fragmented and consolidating industry. The company sells all kinds of industrial products from screws to drill presses to thousands of customers. The company should grow its earnings 20 to 30 percent in a low single-digit growth industry.

     Best Software makes business software packages that are used by small to mid-sized businesses to manage their physical and human assets. The company's products are made to run on and integrate with Microsoft software and Microsoft NT and SQL server products. These products have robust growth potential as they provide small and mid-sized companies with the computing power that previously was only available to large enterprises. Best Software should grow its earnings 25 to 30 percent annually over the next five years.

LAMCO: Susan Byrne, what is Westwood keeping its eye on?

BYRNE (WESTWOOD -- GROWTH): Oracle, the world's largest provider of database software, is moving away from a client/server model and toward an Internet-centric model. As more organizations expand their web sites with e-commerce capabilities and turn to business-to-business transactions, databases become more important. The new 8i database offering is positioning Oracle as a key provider of software infrastructure to internet businesses and traditional businesses with a web presence.

     America Online, the world leader in branded interactive services and content, is expanding its sphere of influence from telephony to commerce and financial services. America Online is helping to define how the internet will impact consumers and has established itself as an e-commerce leader as it drives large customer traffic flows to cyberstore sites, expands content and attracts advertising dollars. With the acquisition of Netscape, America Online has the technical capability to deliver systems required to construct reliable, secure online stores for its customers.

LAMCO: Mark Donovan, tell us what Boston Partners is watching.

DONOVAN (BOSTON PARTNERS -- VALUE): We are very optimistic regarding the prospects for Aetna and CIGNA, two companies with remarkably similar profiles. Both companies have transitioned from multi-line insurance companies to employee benefit services companies with a particular emphasis on managed health care. CIGNA has just announced its intention to sell its property-casualty insurance segment to Bermuda-based ACE Ltd., whereas Aetna's move out of property-casualty insurance occurred in 1996. Both have made significant acquisitions in the managed health care business, where we believe pricing trends should be strong in 1999 and volumes should continue to show solid growth. Both stocks offer very compelling value.

[Begin Callout]
"Growth is not confined to Internet companies -- there is plenty of opportunity for growth in sectors that have not fully participated in this rally."

Susan Byrne / Westwood
[End Callout]

LAMCO: John Lindenthal, what does Oppenheimer like?

LINDENTHAL (OPPENHEIMER -- VALUE): Our largest position is Citigroup, which was created by the merger of Citibank and Travelers. Although the merger got off to


                                   ---[20]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

a slow start, it makes strategic and economic sense to combine the resources of these two outstanding financial companies. Management is experienced and motivated to position the company on a global basis.

     Another financial company that is well positioned is EXEL Ltd. EXEL is an insurance company headquartered in Bermuda, where low taxes and less regulation give them a competitive advantage over domestic competition. In addition, EXEL has an outstanding balance sheet, generates substantial excess cash flow, and management has a significant stake in the business.

[Begin Callout]
"In order for 1999 to be a good year, it will be necessary for the U.S. economy to maintain momentum and not slow too much."

Henry Cavanna / J. P. Morgan
[End Callout]

LAMCO: Henry Cavanna, how about J.P. Morgan?

CAVANNA (J.P. MORGAN -- VALUE): Union Pacific and Rohm & Haas are two stocks whose prospects we like over the next year. Union Pacific has overcome massive operational problems associated with integrating the acquisition of Southern Pacific and is well on its way to reestablishing the value of its franchise and rail cost advantage versus other means of transportation. Earnings should improve materially in 1999 and 2000 through a combination of reduced expenses, recapturing lost market share and exploiting post merger synergies. Rohm & Haas is a high quality specialty chemical company that is very undervalued. Earnings should continue to grow, driven by volume increases and cost reductions. Cost reductions should fall to the bottom line due to the performance nature of their business. The company also continues to expand through bolt-on acquisitions in electronic chemicals and performance polymers.

LAMCO: Many thanks to all for sharing some interesting thoughts with the Fund's shareholders.


                                   ---[21]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Schedule of Investments
As of December 31, 1998

COMMON STOCKS (97.4%)                                            SHARES          MARKET VALUE
===============================================================================================
AEROSPACE & DEFENSE (1.9%)
Boeing Co.                                                      292,700           $ 9,549,338
Lockheed Martin Corp.                                           192,700            16,331,325
                                                                                ---------------
                                                                                   25,880,663
                                                                                ---------------
AUTOS, TIRES & ACCESSORIES (2.0%)
DaimlerChrysler AG (a)                                           85,850             8,246,966
Eaton Corp.                                                      16,800             1,187,550
Ford Motor Co.                                                  152,700             8,961,581
General Motors Corp.                                             69,400             4,966,437
Lear Corp. (a)                                                   78,700             3,029,950
                                                                                ---------------
                                                                                   26,392,484
                                                                                ---------------
BANKS (4.2%)
ABN AMRO Holding NV ADR                                         173,765             3,779,381
Astoria Financial Corp.                                          52,700             2,411,025
BankAmerica Corp.                                               117,634             7,072,744
Bankers Trust Co.                                                33,800             2,887,788
First Union Corp.                                               284,100            17,276,831
Fleet Financial Group, Inc.                                     239,400            10,698,188
Washington Mutual, Inc.                                          93,100             3,555,256
Wells Fargo &Co.                                                223,000             8,906,062
                                                                                ---------------
                                                                                   56,587,275
                                                                                ---------------
BROADCASTING & CABLE (0.3%)
Chancellor Media Corp. (a)                                       95,100             4,552,912
                                                                                ---------------
BUSINESS & CONSUMER SERVICES (3.7%)
America Online, Inc. (a)                                         43,000             6,670,375
Apollo Group, Inc. (a)                                          136,900             4,637,487
Catalina Marketing Corp. (a)                                     71,100             4,861,463
Cendant Corp. (a)                                               158,400             3,019,500
Cintas Corp.                                                    140,750             9,914,078
IMS Health, Inc.                                                103,700             7,822,869
Quintiles Transnational Corp. (a)                                73,400             3,917,725
Robert Half International, Inc. (a)                             137,200             6,131,125
Service Corp. International                                      79,600             3,029,775
                                                                                ---------------
                                                                                   50,004,397
                                                                                ---------------
CHEMICALS (1.6%)
Monsanto Co.                                                    356,100            16,914,750
Rohm & Haas Co.                                                  75,900             2,286,488

See Notes to Schedule of Investments.


                                   ---[22]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                            SHARES          MARKET VALUE
===============================================================================================
CHEMICALS (CONT.)
Union Carbide Corp.                                              49,600           $ 2,108,000
                                                                                ---------------
                                                                                   21,309,238
                                                                                ---------------
COMMUNICATIONS EQUIPMENT (3.6%)
Black Box Corp. (a)                                              96,400             3,651,150
Cisco Systems, Inc. (a)                                         139,850            12,979,828
CommScope, Inc. (a)                                             106,033             1,782,680
Lucent Technologies, Inc.                                        74,100             8,151,000
Nokia Corp. ADR                                                 120,000            14,452,500
Northern Telecom Limited                                        152,400             7,639,050
                                                                                ---------------
                                                                                   48,656,208
                                                                                ---------------
COMPUTER & BUSINESS EQUIPMENT (4.4%)
Compaq Computer Corp.                                           380,500            15,957,219
EMC Corp. (a)                                                    80,100             6,808,500
Hewlett-Packard Co.                                             111,400             7,610,012
Ingram Micro, Inc., Class A (a)                                  72,700             2,535,413
International Business Machines Corp.                            88,675            16,382,706
Solectron Corp. (a)                                              21,900             2,035,331
Sun Microsystems, Inc. (a)                                       50,700             4,341,188
Tech Data Corp. (a)                                             114,100             4,592,525
                                                                                ---------------
                                                                                   60,262,894
                                                                                ---------------
COMPUTER SERVICES & SOFTWARE (6.4%)
Acxiom Corp. (a)                                                208,400             6,460,400
Autodesk, Inc.                                                   13,300               567,744
Automatic Data Processing, Inc.                                  94,900             7,609,794
Best Software, Inc. (a)                                         146,300             3,474,625
Electronic Arts, Inc. (a)                                       113,200             6,353,350
Fiserv, Inc. (a)                                                153,250             7,882,797
HBO & Co.                                                       144,800             4,153,950
J. D. Edwards & Co. (a)                                         171,250             4,859,218
Microsoft Corp. (a)                                             108,100            14,992,119
Oracle Corp. (a)                                                121,800             5,252,625
Policy Management Systems Corp. (a)                             168,400             8,504,200
Sterling Commerce, Inc. (a)                                     104,200             4,689,000
Sterling Software, Inc. (a)                                     296,900             8,034,856
Wang Laboratories, Inc. (a)                                     140,000             3,885,000
                                                                                ---------------
                                                                                   86,719,678
                                                                                ---------------

See Notes to Schedule of Investments.


                                   ---[23]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                            SHARES          MARKET VALUE
===============================================================================================

CONSUMER PRODUCTS (2.6%)
Avon Products, Inc.                                             270,000          $ 11,947,500
Hasbro, Inc.                                                     61,900             2,236,137
Kimberly-Clark Corp.                                             47,700             2,599,650
Philip Morris Companies, Inc.                                   189,300            10,127,550
Procter & Gamble Co.                                             53,800             4,912,613
Ralston Purina Co.                                               83,900             2,716,263
                                                                                ---------------
                                                                                   34,539,713
                                                                                ---------------
DIVERSIFIED (2.5%)
Allied Signal, Inc.                                              57,000             2,525,812
Cooper Industries, Inc.                                          21,400             1,020,513
General Electric Co.                                             80,000             8,165,000
Loews Corp.                                                      58,400             5,737,800
Minnesota Mining & Manufacturing Co.                             60,000             4,267,500
The Seagram Co., Ltd.                                            69,000             2,622,000
Tyco International Ltd.                                         118,284             8,923,049
                                                                                ---------------
                                                                                   33,261,674
                                                                                ---------------
DRUGS & HEALTH CARE (8.5%)
Abbott Laboratories                                             105,500             5,169,500
Alza Corp. (a)                                                   85,900             4,488,275
American Home Products Corp.                                    211,500            11,910,094
Bristol-Myers Squibb Co.                                         48,500             6,489,906
Cardinal Health, Inc.                                           116,605             8,847,404
Elan Corp., ADR (a)                                             125,450             8,726,616
Eli Lilly & Co.                                                 128,500            11,420,437
Forest Laboratories, Inc. (a)                                    29,000             1,542,438
Genzyme Corp. (a)                                               113,900             5,666,525
HEALTHSOUTH Corp. (a)                                           143,200             2,210,650
Humana, Inc. (a)                                                112,400             2,002,125
Merck & Co., Inc.                                                43,600             6,439,175
Omnicare, Inc.                                                  131,600             4,573,100
Pfizer, Inc.                                                     72,050             9,037,772
Pharmacia & Upjohn, Inc.                                        139,000             7,870,875
Quorum Health Group, Inc. (a)                                   195,500             2,529,281
SmithKline Beecham PLC ADR                                      117,600             8,173,200
Steris Corp. (a)                                                233,900             6,651,531
Warner-Lambert Co.                                               22,200             1,669,163
                                                                                ---------------
                                                                                  115,418,067
                                                                                ---------------

See Notes to Schedule of Investments.


                                   ---[24]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                            SHARES          MARKET VALUE
===============================================================================================
ELECTRIC & GAS UTILITIES (2.5%)
Central & South West Corp.                                       55,200           $ 1,514,550
Columbia Energy Group                                            24,000             1,386,000
Florida Progress Corp.                                           80,000             3,585,000
Houston Industries, Inc.                                        234,800             7,542,950
Northern States Power Co.                                        86,100             2,389,275
P G & ECorp.                                                    109,700             3,455,550
PP&L Resources, Inc.                                            147,000             4,097,625
Peco Energy Co.                                                 186,900             7,779,712
Texas Utilities Co.                                              41,800             1,951,538
                                                                                ---------------
                                                                                   33,702,200
                                                                                ---------------
ELECTRONICS & ELECTRICAL EQUIPMENT (2.8%)
Intel Corp.                                                     104,200            12,354,212
International Game Technology                                   138,200             3,359,988
Linear Technology Corp.                                          86,200             7,720,288
Maxim Integrated Products, Inc. (a)                              92,100             4,023,619
Molex, Inc.                                                     145,475             5,546,234
Perkin-Elmer Corp.                                               32,400             3,161,025
Texas Instruments, Inc.                                          12,300             1,052,419
                                                                                ---------------
                                                                                   37,217,785
                                                                                ---------------
FINANCIAL SERVICES (7.0%)
American Express Co.                                             16,100             1,646,225
Citigroup, Inc.                                                 698,100            34,555,950
The CIT Group, Inc.                                              88,300             2,809,044
Countrywide Credit Industries, Inc.                             150,000             7,528,125
Fannie Mae                                                       27,600             2,042,400
Freddie Mac                                                     397,900            25,639,681
Morgan Stanley Dean Witter & Co.                                158,100            11,225,100
Paychex, Inc.                                                   179,700             9,243,319
                                                                                ---------------
                                                                                   94,689,844
                                                                                ---------------
FOOD, BEVERAGE & RESTAURANTS (4.4%)
Anheuser-Busch Companies, Inc.                                  159,600            10,473,750
Campbell Soup Co.                                               132,900             7,309,500
Diageo PLC ADR                                                  110,000             5,087,500
Dole Food Company, Inc.                                         150,000             4,500,000
Dreyers Grand Ice Cream, Inc.                                   266,600             4,032,325
General Mills, Inc.                                              50,300             3,910,825
International Home Foods, Inc. (a)                              206,900             3,491,437

See Notes to Schedule of Investments.


                                   ---[25]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                            SHARES          MARKET VALUE
===============================================================================================
FOOD, BEVERAGE & RESTAURANTS (CONT.)
Nabisco Holdings Corp.                                          154,900          $  6,428,350
PepsiCo, Inc.                                                   130,800             5,354,625
Starbucks Corp. (a)                                             163,300             9,165,213
                                                                                ---------------
                                                                                   59,753,525
                                                                                ---------------
HOTELS & ENTERTAINMENT/LEISURE (0.8%)
Marriott International, Inc., Class A                           174,200             5,051,800
Mirage Resorts, Inc. (a)                                        108,300             1,617,731
Time Warner, Inc.                                                76,000             4,716,750
                                                                                ---------------
                                                                                   11,386,281
                                                                                ---------------
INDUSTRIAL EQUIPMENT (2.1%)
Caterpillar, Inc.                                               130,000             5,980,000
Deere & Co.                                                     100,300             3,322,438
Dover Corp.                                                     110,000             4,028,750
Ingersoll-Rand Co.                                              188,300             8,838,331
MSC Industrial Direct Co., Inc. (a)                             260,200             5,887,025
                                                                                ---------------
                                                                                   28,056,544
                                                                                ---------------
INSURANCE (8.6%)
ACE Limited                                                     273,200             9,408,325
Aetna, Inc.                                                      70,300             5,527,338
AFLAC, Inc.                                                     375,000            16,500,000
Allmerica Financial Corp.                                       127,600             7,384,850
Allstate Corp.                                                  185,200             7,153,350
Ambac Financial Group, Inc.                                      20,500             1,233,844
American International Group, Inc.                               13,300             1,285,113
CIGNA Corp.                                                     198,500            15,346,531
Conseco, Inc.                                                   355,300            10,858,856
EXEL Limited                                                    220,000            16,500,000
Marsh & McLennan Companies, Inc.                                 63,500             3,710,781
Progressive Corp.                                                50,000             8,468,750
Transamerica Corp.                                               85,000             9,817,500
UNUM Corp.                                                       58,800             3,432,450
                                                                                ---------------
                                                                                  116,627,688
                                                                                ---------------
METALS & MINING (0.8%)
Allegheny Teledyne, Inc.                                        150,100             3,067,669
Aluminum Company of America                                     104,800             7,814,150
                                                                                ---------------
                                                                                   10,881,819
                                                                                ---------------

See Notes to Schedule of Investments.


                                   ---[26]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                            SHARES          MARKET VALUE
===============================================================================================
OIL & GAS (4.6%)
Apache Corp.                                                    135,000           $ 3,417,187
Atlantic Richfield Co.                                          174,900            11,412,225
Conoco, Inc. (a)                                                318,700             6,652,862
Elf Aquitaine ADR                                               147,600             8,357,850
Halliburton Co.                                                  27,400               811,725
Mobil Corp.                                                      79,900             6,961,287
PennzEnergy Co.                                                 225,400             3,676,838
Pennzoil Quaker State Co. (a)                                   214,500             3,163,875
Phillips Petroleum Co.                                           47,600             2,028,950
Royal Dutch Petroleum Co.                                        80,062             3,832,968
Texaco, Inc.                                                    135,900             7,185,713
Tosco Corp.                                                     155,900             4,033,913
                                                                                ---------------
                                                                                   61,535,393
                                                                                ---------------
PAPER (0.9%)
Georgia-Pacific Corp.                                            65,900             3,859,269
Temple-Inland, Inc.                                             149,500             8,867,219
                                                                                ---------------
                                                                                   12,726,488
                                                                                ---------------
POLLUTION CONTROL (1.3%)
Waste Management, Inc.                                          387,955            18,088,402
                                                                                ---------------
PUBLISHING (0.4%)
R.R. Donnelley & Sons Co.                                       120,000             5,257,500
                                                                                ---------------
REAL ESTATE INVESTMENT TRUSTS (0.8%)
Crescent Real Estate Equities Co.                               134,700             3,098,100
Starwood Hotels & Resorts                                       187,300             4,249,369
Vornado Realty Trust                                            105,800             3,570,750
                                                                                ---------------
                                                                                   10,918,219
                                                                                ---------------
RETAIL TRADE (10.2%)
Albertson's, Inc.                                               151,400             9,642,287
American Stores Co.                                              71,800             2,652,112
AnnTaylor Stores Corp. (a)                                      104,900             4,136,994
CDW Computer Centers, Inc. (a)                                   71,550             6,864,328
Circuit City Stores, Inc.                                       101,400             5,063,662
CVS Corp.                                                       294,950            16,222,250
Dayton Hudson Corp.                                             176,600             9,580,550
Family Dollar Stores, Inc.                                      244,200             5,372,400
Federated Department Stores, Inc. (a)                            47,100             2,051,793
Fred Meyer, Inc. (a)                                            137,190             8,265,696

See Notes to Schedule of Investments.


                                   ---[27]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Schedule of Investments

COMMON STOCKS (CONT.)                                            SHARES          MARKET VALUE
===============================================================================================
RETAIL TRADE (CONT.)
Harcourt General, Inc.                                           83,700        $    4,451,793
Home Depot, Inc.                                                145,450             8,899,721
Kohl's Corp. (a)                                                132,400             8,134,325
May Department Stores Co.                                       150,000             9,056,250
Rite Aid Corp.                                                   98,600             4,886,863
Safeway, Inc. (a)                                               136,900             8,342,344
Staples, Inc. (a)                                               296,100            12,935,869
Toys R Us Inc. (a)                                               69,800             1,177,875
Walgreen Co.                                                    143,000             8,374,438
Wal-Mart Stores, Inc.                                            24,500             1,995,219
                                                                               ----------------
                                                                                  138,106,769
                                                                               ----------------
TELECOMMUNICATIONS (7.1%)
AT&T Corp.                                                      275,500            20,731,375
Bell Atlantic Corp.                                             169,500             9,629,719
GTE Corp.                                                       170,400            11,491,350
SBC Communications, Inc.                                        197,600            10,596,300
Sprint Corp.                                                    170,000            14,301,250
Sprint Corp. (PCS Group)(a)                                      85,000             1,965,625
MCI WorldCom, Inc. (a)                                          370,853            26,608,703
                                                                               ----------------
                                                                                   95,324,322
                                                                               ----------------
TRANSPORTATION (1.4%)
AMR Corp. (a)                                                   140,000             8,312,500
Delta Air Lines, Inc.                                            68,300             3,551,600
Union Pacific Corp.                                             144,900             6,529,556
                                                                               ----------------
                                                                                   18,393,656
                                                                               ----------------
TOTAL COMMON STOCKS (COST $905,925,520)                                        $1,316,251,638
                                                                               ----------------

PREFERRED STOCK (0.4%)
ELECTRIC UTILITIES (0.4%)
Houston Industries 7% Convertible
(Cost $2,877,586)                                                51,200             5,446,400
                                                                               ----------------

See Notes to Schedule of Investments.


                                   ---[28]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments

SHORT-TERM INVESTMENTS (3.5%)                           INTEREST           MATURITY            PAR               MARKET
COMMERCIAL PAPER (1.2%)                                   RATE               DATE             VALUE               VALUE
                                                       ----------         ---------       -------------     ----------------
CIT Group Holdings                                        5.99%            01/07/99        $ 5,500,000       $    5,494,509
CIT Group Holdings                                        5.60             01/12/99          5,600,000            5,590,418
Household Finance                                         4.75             01/04/99          5,000,000            4,998,021
                                                                                                             --------------
TOTAL COMMERCIAL PAPER (COST $16,082,948)                                                                        16,082,948
                                                                                                             --------------

REPURCHASE AGREEMENT (2.3%)
ABN AMRO Chicago Corp., Repurchase Agreement dated 12/31/98, 4.75% to be repurchased at $31,331,527 on 1/4/99, collateralized by U.S. Treasury notes with
various maturities to 2015, with a current market value of $31,965,842.                     31,315,000           31,315,000
                                                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS (COST $47,397,948)                                                                  47,397,948
                                                                                                             --------------
TOTAL INVESTMENTS (101.3%) (COST $956,201,054) (b)                                                            1,369,095,986

OTHER ASSETS AND LIABILITIES, NET (-1.3%)                                                                       (18,005,676)
                                                                                                             --------------
NET ASSETS (100.0%)                                                                                          $1,351,090,310
                                                                                                             ==============
NET ASSET VALUE PER SHARE (94,997,900 SHARES OUTSTANDING)                                                            $14.22
                                                                                                             ==============

NOTES TO SCHEDULE OF INVESTMENTS:

  (a) Non-income producing security

  (b) The cost of investments for federal income tax purposes is $958,662,995.

          Gross unrealized appreciation and depreciation of investments at December 31, 1998 is as follows:

                  Gross unrealized appreciation         $447,164,549

                  Gross unrealized depreciation          (36,731,558)
                                                        ------------
                  Net unrealized appreciation           $410,432,991
                                                        ============


  Acronym                      Name
-----------        ---------------------------
    ADR            American Depository Receipt


See Notes to Financial Statements.


                                   ---[29]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Statement of Assets and Liabilities
December 31, 1998

ASSETS:
  Investments at market value (identified cost $956,201,054)                $1,369,095,986
  Receivable for investments sold                                               19,290,643
  Dividends and interest receivable                                              1,231,501
  Other assets                                                                      48,201
                                                                            --------------
      TOTAL ASSETS                                                           1,389,666,331
                                                                            --------------
LIABILITIES:
  Payable for investments purchased                                             23,086,854
  Distributions payable to shareholders                                         14,180,093
  Payable due to custodian bank                                                    244,831
  Management fees payable                                                          754,532
  Administrative and bookkeeping fees payable                                      212,541
  Accrued expenses                                                                  97,170
                                                                            --------------
      TOTAL LIABILITIES                                                         38,576,021
                                                                            --------------
NET ASSETS                                                                  $1,351,090,310
                                                                            ==============

NET ASSETS REPRESENTED BY:
  Paid-in capital (unlimited number of shares of
    beneficial interest without par value authorized,
    94,997,900 shares outstanding)                                          $  906,262,053

  Undistributed net investment income                                                    2
  Accumulated net realized gains on investments
    less distributions                                                          31,933,323

  Net unrealized appreciation on investments                                   412,894,932
                                                                            --------------

TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($14.22 PER SHARE)                                                          $1,351,090,310
                                                                            ==============

See Notes to Financial Statements.


                                   ---[30]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                         Statement of Operations
                                                    Year ended December 31, 1998

INVESTMENT INCOME:
  Dividends                                                                               $ 15,879,693
  Interest                                                                                   1,344,951
                                                                                          ------------
    TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
      WITHHELD AT SOURCE WHICH AMOUNTED TO $148,975)                                        17,224,644

EXPENSES:
  Management fees                                                 $  8,877,784
  Administrative fee                                                 2,218,502
  Bookkeeping fee                                                      259,824
  Custodian and transfer agent fees                                    250,906
  Proxy and shareholder communication expense                          291,377
  Printing expense                                                     133,240
  Legal and audit fees                                                  56,014
  Trustees' fees and expense                                            67,675
  Miscellaneous expense                                                185,311
                                                                  ------------
    TOTAL EXPENSES                                                                          12,340,633
                                                                                          ------------
NET INVESTMENT INCOME                                                                        4,884,011

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions:
  Proceeds from sales                                              999,550,922
  Cost of investments sold                                         890,776,814
                                                                  ------------
    Net realized gains on investment transactions                                          108,774,108

Net unrealized appreciation on investments:
  Beginning of year                                                307,707,985
  End of year                                                      412,894,932
                                                                  ------------
    Change in unrealized appreciation-net                                                  105,186,947
                                                                                          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $218,845,066
                                                                                          ============

See Notes to Financial Statements.


                                   ---[31]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Statements of Changes in Net Assets

                                                                YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------
                                                             1998                    1997
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                 $     4,884,011         $     4,205,838

  Net realized gains on investment
    transactions, after provision for
    federal income tax for 1997 only                        108,774,108             203,853,412

  Change in unrealized appreciation-net                     105,186,947              16,879,396
                                                        ---------------         ---------------
  Net increase in net assets resulting
    from operations                                         218,845,066             224,938,646
                                                        ---------------         ---------------
DISTRIBUTIONS DECLARED FROM:

  Net investment income                                     (4,883,968)              (4,205,838)

  Net realized gains on investments                       (122,031,385)            (107,028,243)
                                                        ---------------         ---------------
  Total distributions                                     (126,915,353)            (111,234,081)
                                                        ---------------         ---------------
CAPITAL TRANSACTIONS:

  Increase in net assets from capital share
    transactions                                            108,821,914              48,707,853
                                                        ---------------         ---------------
  Total increase in net assets                              200,751,627             162,412,418

NET ASSETS:

  Beginning of year                                       1,150,338,683             987,926,265
                                                        ---------------         ---------------
  End of year                                           $ 1,351,090,310         $ 1,150,338,683
                                                        ===============         ===============

See Notes to Financial Statements.


                                   ---[32]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                            Financial Highlights

                                                                               YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------------------
                                                     1998             1997              1996              1995             1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year                $13.32           $11.95            $11.03            $ 9.26           $10.40
                                                    -------          -------           -------           -------          -------
Income from Investment Operations:

  Net investment income                               0.05             0.05              0.08              0.10             0.11

  Net realized and unrealized
    gains (losses) on investments                     2.35             3.01(a)           2.15(a)           2.71            (0.20)

  Provision for federal income tax                      --            (0.36)            (0.13)               --               --
                                                    -------          -------           -------           -------          -------
Total from Investment Operations                      2.40             2.70              2.10              2.81            (0.09)
                                                    -------          -------           -------           -------          -------
Less Distributions from:

  Net investment income                              (0.05)           (0.05)            (0.08)            (0.10)           (0.12)

  Realized capital gains                             (1.35)           (1.28)            (1.10)            (0.94)           (0.52)

  Paid-in capital                                       --               --                --                --            (0.36)
                                                    -------          -------           -------           -------          -------
Total Distributions                                  (1.40)           (1.33)            (1.18)            (1.04)           (1.00)
                                                    -------          -------           -------           -------          -------
Change due to rights offering (b)                    (0.10)              --                --                --            (0.05)
                                                    -------          -------           -------           -------          -------
Net asset value at end of year                      $14.22           $13.32            $11.95            $11.03           $ 9.26
                                                    =======          =======           =======           =======          =======
Market price at end of year                         $12.938          $13.313           $11.250           $10.875          $ 8.500
                                                    =======          =======           =======           =======          =======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                             19.8%            26.6%             21.7%             31.8%            (0.8)%

Based on market price                                 9.1%            34.4%             16.2%             41.4%           (14.9)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                $1,351           $1,150              $988              $872             $710

Ratio of expenses to average net assets              1.00%            1.01%             1.03%             1.06%             1.07%

Ratio of net investment income to
  average net assets                                 0.39%            0.38%             0.73%             0.92%             1.16%

Portfolio turnover rate                                76%              99%               70%               54%               44%

(a) Before provision for federal income tax.

(b) Effect of All-Star's rights offerings for shares at a price below net asset value.

(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.

See Notes to Financial Statements.


                                   ---[33]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Notes to Financial Statements
December 31, 1998

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

    Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

    The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

    VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

    PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders. During the year ended December 31, 1997, the Fund elected to retain a portion of its net realized long-term capital gains amounting to $87,643,452 and recorded a provision for federal income taxes thereon of $30,675,208.

    OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

    Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.


                                   ---[34]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                   Notes to Financial Statements

NOTE 3. CAPITAL TRANSACTIONS

    In a rights offering commencing March 25, 1998, shareholders exercised rights to purchase 4,318,134 shares at $12.83 per share for proceeds, net of expenses, of $55,166,659. During the years ended December 31, 1998 and December 31, 1997, distributions in the amount of $53,655,255 and $48,707,853, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 4,317,097 and 3,656,443 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

    Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1998 were $935,796,591 and $999,550,922, respectively.

    The Fund may enter into repuchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

    All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

    Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


                                   ---[35]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Independent Auditors' Report

[KPMG Peat Marwick LLP logo]

The Board of Trustees and Shareholders
Liberty All-Star Equity Fund:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Equity Fund (the Fund), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
February 12, 1999


                                   ---[36]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                            Automatic Dividend Reinvestment & Cash Purchase Plan

     Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by State Street Bank and Trust Company, as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 30 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.


                                   ---[37]---

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Tax Information


All 1998 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividend income and

(2) long-term capital gains distributions


Below is a table that details the breakdown of each 1998 distribution for federal income tax purposes.

TAX STATUS OF 1998 DISTRIBUTIONS (UNAUDITED)
================================================================================

                                               ORDINARY INCOME
                                   ---------------------------------------------
                                          NET                  SHORT-TERM           LONG-TERM
                   AMOUNT             INVESTMENT                CAPITAL             CAPITAL
DATE PAID         PER SHARE             INCOME                   GAINS               GAINS
----------------------------------------------------------------------------------------------
03/23/98            $0.35               --                       57.76%              42.24%
----------------------------------------------------------------------------------------------
07/06/98             0.37               14.34%                   --                  85.66%
----------------------------------------------------------------------------------------------
10/05/98             0.34               --                       --                 100.00%
----------------------------------------------------------------------------------------------
01/04/99             0.34               --                       --                 100.00%


FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------

58% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1998.


                                   ---[38]---

                                               LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
                                                                           Notes

LIBERTY ALL[Star]STAR EQUITY FUND
 ................................................................................
Notes

[back cover]

[logo:     LIBERTY                   [logo: "ASG
       ALL[Star]STAR                        Listed NYSE
       -------------                        THE NEW YORK STOCK EXCHANGE"]
        EQUITY FUND]

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
J. Kevin Connaughton, Controller
John L. Davenport, Secretary

* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).


[logo: LIBERTY
       FINANCIAL]                                                    LBTCM-AR-99